SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2016

Nogales Resources Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-199013	35-2510378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7/F, Fung House, 20 Connaught Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: +852-39797119

PO Box 80, Calle Columbia, Colonia 5 de Diciembre, Puerto Vallarta, CP48351, Jalisco, México (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On April 29, 2016, our former sole officer and director, Misael Aguirre, transferred his 1,600,000 shares of common stock to our current sole officer and director, Lei Yang. This transfer of controlling interest in the company to Ms. Yang was made in connection with Mr. Aguirre’s appointment of Ms. Yang as our new Director, President, Secretary, Treasurer, CEO, and CFO and Mr. Aguirre’s resignation from all officer and director positions, as disclosed in our Current Report on Form 8-K filed April 28, 2016.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of May 4, 2016 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 2,790,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Lei Yang 7/F, Fung House 20 Connaught Road Central Hong Kong	1,600,000	57.35%
	All Officers and Directors as a Group (one person)	1,600,000	57.35%

	Other 5% owners
	None.

To the extent that the information specified under Item 5.01(a)(8) of Form 8-K is required, except as superseded or updated by the disclosures set forth in this Current Report, all such information may be found in the Company’s Current Report on Form 8-K filed April 28, 2016, the Quarterly Report on Form 10-Q filed March 9, 2016, the Annual Report on Form 10-K filed July 9, 2015, and in the Company’s Registration Statement on Form S-1/A filed November 14, 2014, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the change in control described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

7/F, Fung House
20 Connaught Road Central
Hong Kong

Phone: +852-39797119

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nogales Resources Corp.

/s/ Lei Yang

Lei Yang
Chief Executive Officer

Date: May 5, 2016

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